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                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                DIVALL INSURED INCOME FUND LIMITED PARTNERSHIP
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: $3,290.76

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     (2) Form, Schedule or Registration Statement No.: Schedule 14A

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     (3) Filing Party: DiVall Insured Income Fund Limited Partnership

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     (4) Date Filed: April 10, 1998

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

May 18, 1998



Re:  DiVall Insured Income Fund, L.P.

Dear Limited Partner:

The Provo Group, Inc. is pleased to announce that effective May 13, 1998, ReSource Phoenix (the partnership's independent tabulation firm) reported to us that the Partnership has received favorable consents from a majority of limited partners to sell the Partnership's remaining properties and to liquidate the Partnership. Thanks to all of you who returned your consents.

As we indicated to you in the Consent Statement, we intend to sell the properties under a sealed bid process. While such a process may encounter various delays, we hope to complete the sale and liquidation by November 15, 1998. In any event, we will use every effort to distribute your proceeds to you in a timely manner.

Beyond our substantial mailing list, we intend to advertise the portfolio's sale in the Wall Street Journal. Interested purchasers ("bidders") are welcome to visit our specifically designed due-diligence website at www.tpgdivall.com.

If you have any questions or comments you may call Investor Relations at 1-800-547-7686 or 1-608-244-7661.

We appreciate your continuing support, and we will continue to work for the best interests of the limited partners.

Sincerely,
The Provo Group, Inc.


By:_______________________________
   Bruce A. Provo